                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

            NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

                                      333 West Wacker Drive
                                      Chicago, Illinois 60606
                                      (800) 257-8787
NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

JULY 31, 2007



JUNE 28, 2007



NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)

NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)

NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)

NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)

NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)

NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)

NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen

Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc., EACH A MINNESOTA CORPORATION, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), EACH A MASSACHUSETTS BUSINESS TRUST, (individually, a "Fund" and collectively, the "Funds") will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 on Tuesday, July 31, 2007, at 10:30 A.M., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Minnesota corporation, except Municipal Value and Municipal Income, to elect nine (9) Board Members:

       i) seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("Preferred Shares"), voting together as a single class; and

       ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For Municipal Value and Municipal Income, to elect three (3) Board Members.

     c. For each Massachusetts business trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, to elect four (4) Board Members:

       i) two (2) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

       ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     d. For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, to elect three
        (3) Board Members.

2. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record at the close of business on June 4, 2007 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF

MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Kevin J. McCarthy
Vice President and Secretary


JOINT PROXY STATEMENT                     333 West Wacker Drive
                                          Chicago, Illinois 60606
                                          (800) 257-8787



JUNE 28, 2007

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Municipal Value

Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2") Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), EACH A MINNESOTA CORPORATION (COLLECTIVELY, THE "MINNESOTA CORPORATIONS"), and Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage"), Nuveen Dividend Advantage Municipal Fund 2 ("Dividend Advantage 2"), Nuveen Dividend Advantage Municipal Fund 3 ("Dividend Advantage 3"), Nuveen Insured Dividend Advantage Municipal Fund ("Insured Dividend Advantage"), Nuveen Insured Tax-Free Advantage Municipal Fund ("Insured Tax-Free Advantage"), Nuveen Municipal High Income Opportunity Fund ("Municipal High Income"), Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), EACH A MASSACHUSETTS BUSINESS TRUST (COLLECTIVELY, THE "MASSACHUSETTS BUSINESS TRUSTS") (the Massachusetts Business Trusts and Minnesota Corporations are each, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 31, 2007, at 10:30 A.M., Chicago time, (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about June 28, 2007.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:


---------------------------------------------------------------------
                                                  COMMON    PREFERRED
MATTER                                            SHARES    SHARES(1)
---------------------------------------------------------------------

1a(i).   For each Minnesota Corporation             X           X
         (except Municipal Value and Municipal
         Income), election of seven (7) Board
         Members by all shareholders.
---------------------------------------------------------------------
 a(ii).  For each Minnesota Corporation                         X
         (except Municipal Value and Municipal
         Income), election of two (2) Board
         Members by Preferred Shares only.
---------------------------------------------------------------------
 b.      Election of three (3) Board Members        X          N/A
         for Municipal Value and Municipal
         Income by all shareholders.
---------------------------------------------------------------------
 c(i).   For each Massachusetts Business Trust      X           X
         (except Select Maturities, Select
         Portfolio, Select Portfolio 2, Select
         Portfolio 3, California Portfolio and
         New York Portfolio), election of two
         (2) Board Members by all
         shareholders.
---------------------------------------------------------------------
 c(ii).  For each Massachusetts Business Trust                  X
         (except Select Maturities, Select
         Portfolio, Select Portfolio 2, Select
         Portfolio 3, California Portfolio and
         New York Portfolio), election of two
         (2) Board Members by Preferred Shares
         only.
---------------------------------------------------------------------
 d.      Election of three (3) Board Members        X          N/A
         for Select Maturities, Select
         Portfolio, Select Portfolio 2, Select
         Portfolio 3, California Portfolio and
         New York Portfolio by all
         shareholders.
---------------------------------------------------------------------




(1) Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (which is not applicable to Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on June 4, 2007 will be entitled to one vote for each share held or, in the case of a Massachusetts Business Trust, a proportionate fractional vote for each fractional share held. As of June 4, 2007, the shares of the Funds were issued and outstanding as follows:


--------------------------------------------------------------------------------------------
      FUND                         TICKER SYMBOL*   COMMON SHARES    PREFERRED SHARES
--------------------------------------------------------------------------------------------


      Municipal Value                    NUV         195,047,442    N/A
--------------------------------------------------------------------------------------------
      Municipal Income                   NMI           8,116,665    N/A
--------------------------------------------------------------------------------------------
      Premium Income                     NPI          63,785,430    Series M     3,800
                                                                    Series M2    2,000
                                                                    Series T     3,800
                                                                    Series W     3,800
                                                                    Series TH    3,800
                                                                    Series F     3,800
--------------------------------------------------------------------------------------------
      Performance Plus                   NPP          59,914,073    Series M     4,000
                                                                    Series T     4,000
                                                                    Series W     4,000
                                                                    Series TH    3,160
                                                                    Series F     4,000
--------------------------------------------------------------------------------------------
      Municipal Advantage                NMA          43,195,464    Series M     3,000
                                                                    Series T     3,000
                                                                    Series W     3,000
                                                                    Series TH    2,320
                                                                    Series F     3,000
--------------------------------------------------------------------------------------------
      Municipal Market                                45,557,788    Series M     4,000
      Opportunity                        NMO
                                                                    Series T     4,000
                                                                    Series W     3,200
                                                                    Series F     4,000
--------------------------------------------------------------------------------------------
      Investment Quality                 NQM          35,796,372    Series M     2,500
                                                                    Series T     2,500
                                                                    Series W     2,500
                                                                    Series TH    2,040
                                                                    Series F     2,500
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      FUND                         TICKER SYMBOL*   COMMON SHARES    PREFERRED SHARES
--------------------------------------------------------------------------------------------

      Insured Quality                    NQI          38,295,278    Series M     2,600
                                                                    Series T     2,600
                                                                    Series W     2,600
                                                                    Series TH    2,320
                                                                    Series F     2,600
--------------------------------------------------------------------------------------------
      Select Quality                     NQS          33,993,192    Series M     2,000
                                                                    Series T     2,000
                                                                    Series W     2,800
                                                                    Series TH    1,560
                                                                    Series F     2,800
--------------------------------------------------------------------------------------------
      Quality Income                     NQU          54,219,374    Series M     3,000
                                                                    Series T     3,000
                                                                    Series W     3,000
                                                                    Series W2    2,080
                                                                    Series TH    4,000
                                                                    Series F     3,000
--------------------------------------------------------------------------------------------
      Insured Municipal                               81,138,036    Series M     4,000
      Opportunity                        NIO
                                                                    Series T     4,000
                                                                    Series W     4,000
                                                                    Series W2    3,200
                                                                    Series TH1   4,000
                                                                    Series TH2   4,000
                                                                    Series F     4,000
--------------------------------------------------------------------------------------------
      Premier Municipal                  NPF          20,091,018    Series M     1,000
                                                                    Series T     2,800
                                                                    Series TH    2,800
--------------------------------------------------------------------------------------------
      Premier Insured                    NIF          19,419,608    Series W       840
                                                                    Series TH    2,800
                                                                    Series F     2,800
--------------------------------------------------------------------------------------------
      Premium Income 2                   NPM          41,093,661    Series M     2,000
                                                                    Series T     3,000
                                                                    Series W     2,000
                                                                    Series TH    3,000
                                                                    Series F     2,000
                                                                    Series F2    1,880
--------------------------------------------------------------------------------------------
      Premium Income 4                   NPT          43,236,703    Series M     2,200
                                                                    Series T     2,000
                                                                    Series T2    1,328
                                                                    Series W     1,680
                                                                    Series W2      520
                                                                    Series TH    2,680
                                                                    Series F     1,800
                                                                    Series F2    1,328
--------------------------------------------------------------------------------------------
      Insured Premium Income 2           NPX          37,353,512    Series M     2,080
                                                                    Series T     2,200
                                                                    Series W     2,080
                                                                    Series TH    2,200
                                                                    Series F     2,196
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      FUND                         TICKER SYMBOL*   COMMON SHARES    PREFERRED SHARES
--------------------------------------------------------------------------------------------

      Dividend Advantage                 NAD          39,287,298    Series M     4,000
                                                                    Series T     4,000
                                                                    Series TH    3,800
--------------------------------------------------------------------------------------------
      Dividend Advantage 2               NXZ          29,382,272    Series M     3,000
                                                                    Series T     3,000
                                                                    Series F     2,880
--------------------------------------------------------------------------------------------
      Dividend Advantage 3               NZF          40,368,398    Series W     4,160
                                                                    Series TH    4,160
                                                                    Series F     4,160
--------------------------------------------------------------------------------------------
      Insured Dividend Advantage         NVG          29,813,300    Series M     3,160
                                                                    Series T     3,080
                                                                    Series TH    3,080
--------------------------------------------------------------------------------------------
      Insured Tax-Free Advantage         NEA          18,517,377    Series T     2,880
                                                                    Series W     2,880
--------------------------------------------------------------------------------------------
      Municipal High Income              NMZ          23,324,504    Series M     3,000
                                                                    Series T     1,600
                                                                    Series W     1,600
--------------------------------------------------------------------------------------------
      Select Maturities                  NIM          12,396,406    N/A
--------------------------------------------------------------------------------------------
      Select Portfolio                   NXP          16,390,502    N/A
--------------------------------------------------------------------------------------------
      Select Portfolio 2                 NXQ          17,607,068    N/A
--------------------------------------------------------------------------------------------
      Select Portfolio 3                 NXR          12,964,124    N/A
--------------------------------------------------------------------------------------------
      California Portfolio               NXC           6,257,070    N/A
--------------------------------------------------------------------------------------------
      New York Portfolio                 NXN           3,908,223    N/A
--------------------------------------------------------------------------------------------




* The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NXZ, NZF, NVG, NEA and NMZ, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

MINNESOTA CORPORATIONS

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation's organizational documents (except Municipal Value and Municipal Income), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, each Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For Municipal Income and Municipal Value, three (3) Board Members are nominated to be elected at this meeting.

     a. FOR EACH MINNESOTA CORPORATION, EXCEPT MUNICIPAL VALUE AND MUNICIPAL
        INCOME:

       (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Evans, Hunter, Kundert, Stockdale, Stone and Sunshine are nominees for election by all shareholders.

       (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

     b. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME: The Board of Municipal Value has designated Board Members Stockdale, Schwertfeger and Stone as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Hunter, Kundert, Schneider and Sunshine are current and continuing Board Members. The Board of Municipal Value has designated Board Members Hunter, Kundert and Sunshine as continuing Class II Board Members for a term expiring at the annual meeting of shareholders in 2008 and has designated Board Members Bremner, Evans and Schneider as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009.

        The Board of Municipal Income has designated Board Members Stockdale, Schwertfeger and Stone as Class III Board Members, and as nominees for Board Members for a term expiring in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Hunter, Kundert, Schneider and Sunshine are current and continuing Board Members. The Board of Municipal Income has designated Board Members Hunter, Kundert and Sunshine as continuing Class I Board Members for a term expiring at the annual meeting of shareholders in 2008 and has designated Board Members Bremner, Evans and Schneider as Class II Board Members for a term expiring at the annual meeting of shareholders in 2009.

MASSACHUSETTS BUSINESS TRUSTS

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust with outstanding Preferred Shares, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

     c. FOR EACH MASSACHUSETTS BUSINESS TRUST, EXCEPT SELECT MATURITIES, SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO:

       (i) two (2) Board Members are to elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Kundert and Sunshine are current and continuing Board Members. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

       (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

     d. FOR SELECT MATURITIES, SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO: The Boards of Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio have designated Board Members Schwertfeger, Stockdale and Stone as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Kundert and Sunshine are current and continuing Board Members. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

For each Fund, except Municipal Value and Municipal Income, all Board Members were last elected to each Fund's Board at the annual meeting of shareholders held on August 1, 2006, with the exception of Ms. Stone. In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended to the nominating and governance committee of each Fund's Board by a third party search firm who received Ms. Stone's name from an Independent Board Member (as defined below).

For Municipal Value, Board Members Stockdale and Schwertfeger were last elected as Class I Board members at the annual meeting of shareholders held on August 1, 2006 and August 3, 2004, respectively. Board Members Hunter, Kundert and Sunshine were last elected as Class II Board Members at the annual meeting of shareholders held on July 26, 2005. Board Members

Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on August 1, 2006.

For Municipal Income, Board Members Stockdale and Schwertfeger were last elected as Class III Board members at the annual meeting of shareholders held on August 1, 2006 and August 3, 2004, respectively. Board Members Bremner, Evans and Schneider were last elected as Class II Board Members at the annual meeting of shareholders held on August 1, 2006. Board Members Hunter, Kundert and Sunshine were last elected as Class I Board Members at the annual meeting of shareholders held on July 26, 2005.

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds or Nuveen Asset Management (the "Adviser") and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate. Accordingly, such Board Members are deemed "Independent Board Members."

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS


--------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND       OTHER
                                                                                        COMPLEX     DIRECTOR-
                         POSITION(S)      TERM OF OFFICE            PRINCIPAL          OVERSEEN     SHIPS HELD
NAME, ADDRESS             HELD WITH         AND LENGTH            OCCUPATION(S)        BY BOARD      BY BOARD
AND BIRTH DATE               FUND       OF TIME SERVED(1)      DURING PAST 5 YEARS      MEMBER        MEMBER
--------------------------------------------------------------------------------------------------------------


NOMINEES WHO ARE NOT INTERESTED PERSONS OF THE FUND
Robert P. Bremner        Board         Term: Annual or       Private Investor and         175          N/A
c/o Nuveen               Member;       Class III Board       Management Consultant.
Investments, Inc.        Lead          Member until
333 West Wacker Drive    Independent   2009(2)
Chicago, IL 60606        Director
(8/22/40)                              Length of Service:
                                       Since 1996; Lead
                                       Independent
                                       Director Since 2005
Jack B. Evans            Board         Term: Annual or       President, The Hall-         175          See
c/o Nuveen               Member        Class III Board       Perrine Foundation, a                  Principal
Investments, Inc.                      Member until          private philanthropic                  Occupation
333 West Wacker Drive                  2009(2)               corporation (since                    Description
Chicago, IL 60606                                            1996); Director and
(10/22/48)                             Length of Service:    Vice Chairman, United
                                       Since 1999            Fire Group, a publicly
                                                             held company; Member
                                                             of the Board of
                                                             Regents for the State
                                                             of Iowa University
                                                             System; Director,
                                                             Gazette Companies;
                                                             Life Trustee of Coe
                                                             College and Iowa
                                                             College Foundation;
                                                             Member of the Advisory
                                                             Council of the
                                                             Department of Finance
                                                             in the Tippie College
                                                             of Business,
                                                             University of Iowa;
                                                             formerly, Director,
                                                             Alliant Energy;
                                                             formerly, Director,
                                                             Federal Reserve Bank
                                                             of Chicago; formerly,
                                                             President and Chief
                                                             Operating Officer, SCI
                                                             Financial Group, Inc.,
                                                             a regional financial
                                                             services firm.

--------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND       OTHER
                                                                                        COMPLEX     DIRECTOR-
                         POSITION(S)      TERM OF OFFICE            PRINCIPAL          OVERSEEN     SHIPS HELD
NAME, ADDRESS             HELD WITH         AND LENGTH            OCCUPATION(S)        BY BOARD      BY BOARD
AND BIRTH DATE               FUND       OF TIME SERVED(1)      DURING PAST 5 YEARS      MEMBER        MEMBER
--------------------------------------------------------------------------------------------------------------

William C. Hunter        Board         Term: Annual or       Dean, Tippie College         175          See
c/o Nuveen               Member        Class II Board        of Business,                           Principal
Investments, Inc.                      Member until          University of Iowa                     Occupation
333 West Wacker Drive                  2008(2)               (since July 2006);                    Description
Chicago, IL 60606                                            Director, Credit
(3/6/48)                               Length of Service:    Research Center at
                                       Since 2004            Georgetown University;
                                                             Director (since 2004)
                                                             of Xerox Corporation,
                                                             a publicly held
                                                             company; formerly,
                                                             (2003-2006), Dean and
                                                             Distinguished
                                                             Professor of Finance,
                                                             School of Business at
                                                             the University of
                                                             Connecticut; formerly,
                                                             Senior Vice President
                                                             and Director of
                                                             Research at the
                                                             Federal Reserve Bank
                                                             of Chicago (1995-
                                                             2003); formerly,
                                                             Director, SS&C
                                                             Technologies, Inc.
                                                             (May 2005-October
                                                             2005).
David J. Kundert         Board         Term: Annual or       Director, Northwestern       173          See
c/o Nuveen               Member        Class II Board        Mutual Wealth                          Principal
Investments, Inc.                      Member until          Management Company;                    Occupation
333 West Wacker Drive                  2008(2)               retired (2004) as                     Description
Chicago, IL 60606                                            Chairman, JPMorgan
(10/28/42)                             Length of Service:    Fleming Asset
                                       Since 2005            Management, President
                                                             and CEO, Banc One
                                                             Investment Advisors
                                                             Corporation, and
                                                             President, One Group
                                                             Mutual Funds; prior
                                                             thereto, Executive
                                                             Vice President, Bank
                                                             One Corporation and
                                                             Chairman and CEO, Banc
                                                             One Investment
                                                             Management Group;
                                                             Board of Regents,
                                                             Luther College; member
                                                             of the Wisconsin Bar
                                                             Association; member of
                                                             Board of Directors,
                                                             Friends of Boerner
                                                             Botanical Gardens;
                                                             member of Board of
                                                             Directors, Milwaukee
                                                             Repertory Theater.
William J. Schneider     Board         Term: Annual or       Chairman, Miller-            175          See
c/o Nuveen               Member        Class III Board       Valentine Partners                     Principal
Investments, Inc.                      Member until          Ltd., a real estate                    Occupation
333 West Wacker Drive                  2009(2)               investment company;                   Description
Chicago, IL 60606                                            formerly, Senior
(9/24/44)                              Length of Service:    Partner and Chief
                                       Since 1996            Operating Officer
                                                             (retired 2004) of
                                                             Miller-Valentine
                                                             Group; formerly, Vice
                                                             President, Miller-
                                                             Valentine Realty;
                                                             Director, Chair of the
                                                             Finance Committee and
                                                             Member of the Audit
                                                             Committee of Premier
                                                             Health Partners, the
                                                             not-for-profit parent
                                                             company of Miami
                                                             Valley Hospital; Vice
                                                             President of the
                                                             Dayton Philharmonic
                                                             Orchestra Association;
                                                             Board Member, Regional
                                                             Leaders Forum which
                                                             promotes cooperation
                                                             on economic
                                                             development issues;
                                                             formerly, Director,
                                                             Dayton Development
                                                             Coalition; formerly,
                                                             Member, Community
                                                             Advisory Board,
                                                             National City Bank,
                                                             Dayton, Ohio and
                                                             Business Advisory
                                                             Council, Cleveland
                                                             Federal Reserve Bank.
Judith M. Stockdale      Board         Term: Annual or       Executive Director,          175          N/A
c/o Nuveen               Member        Class I Board         Gaylord and Dorothy
Investments, Inc.                      Member until          Donnelley Foundation
333 West Wacker Drive                  2010(2)               (since 1994); prior
Chicago, IL 60606                                            thereto, Executive
(12/29/47)                             Length of Service:    Director, Great Lakes
                                       Since 1997            Protection Fund (from
                                                             1990 to 1994).

--------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND       OTHER
                                                                                        COMPLEX     DIRECTOR-
                         POSITION(S)      TERM OF OFFICE            PRINCIPAL          OVERSEEN     SHIPS HELD
NAME, ADDRESS             HELD WITH         AND LENGTH            OCCUPATION(S)        BY BOARD      BY BOARD
AND BIRTH DATE               FUND       OF TIME SERVED(1)      DURING PAST 5 YEARS      MEMBER        MEMBER
--------------------------------------------------------------------------------------------------------------

Carole E. Stone          Board         Term: Annual or       Director, Chicago            175          See
c/o Nuveen               Member        Class I Board         Board Options Exchange                 Principal
Investments, Inc.                      Member until          (since 2006); Chair,                   Occupation
333 West Wacker Drive                  2010(2)               New York Racing                       Description
Chicago, IL 60606                                            Association Oversight
(6/28/47)                              Length of Service:    Board (since 2005);
                                       Since 2007            Commissioner, NYSE
                                                             Commission on Public
                                                             Authority Reform
                                                             (since 2005); formerly
                                                             Director, New York
                                                             State Division of the
                                                             Budget (2000-2004),
                                                             Chair, Public
                                                             Authorities Control
                                                             Board (2000-2004) and
                                                             Director, Local
                                                             Government Assistance
                                                             Corporation (2000-
                                                             2004).
Eugene S. Sunshine       Board         Term: Annual or       Senior Vice President        175          See
c/o Nuveen               Member        Class II Board        for Business and                       Principal
Investments, Inc.                      Member until          Finance (since 1997),                  Occupation
333 West Wacker Drive                  2008(2)               Northwestern                          Description
Chicago, IL 60606                                            University; Director
(1/22/50)                              Length of Service:    (since 2003), Chicago
                                       Since 2005            Board Options
                                                             Exchange; Chairman
                                                             (since 1997), Board of
                                                             Directors, Rubicon, an
                                                             insurance company
                                                             owned by Northwestern
                                                             University; Director
                                                             (since 1997), Evanston
                                                             Chamber of Commerce
                                                             and Evanston
                                                             Inventure, a business
                                                             development
                                                             organization; Director
                                                             (since 2006),
                                                             Pathways, a provider
                                                             of therapy and related
                                                             information for
                                                             physically disabled
                                                             infants and young
                                                             children; formerly,
                                                             Director (2003-2006),
                                                             National Mentor
                                                             Holdings, a privately-
                                                             held, national
                                                             provider of home and
                                                             community-based
                                                             services.
Timothy R.               Chairman of   Term: Annual or       Chairman and Director        175          See
Schwertfeger(3)          the Board     Class I Board         (since 1996) of Nuveen                 Principal
333 West Wacker Drive    and Board     Member until          Investments, Inc. and                  Occupation
Chicago, IL 60606        Member        2010(2)               Nuveen Investments,                   Description
(3/28/49)                                                    LLC; Chairman and
                                       Length of Service:    Director (since 1997)
                                       Since 1996            of Nuveen Asset
                                                             Management; Chairman
                                                             and Director (since
                                                             1999) of Rittenhouse
                                                             Asset Management,
                                                             Inc.; Chairman of
                                                             Nuveen Investments
                                                             Advisers, Inc. (since
                                                             2002); Chief Executive
                                                             Officer, NWQ Holdings,
                                                             LLC; formerly,
                                                             Director (1996-2006)
                                                             of Institutional
                                                             Capital Corporation;
                                                             formerly, Director
                                                             (1992-2004) and
                                                             Chairman (1996-2004)
                                                             of Nuveen Advisory
                                                             Corp. and Nuveen
                                                             Institutional Advisory
                                                             Corp.(4)
--------------------------------------------------------------------------------------------------------------




   (1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

   (2) For Municipal Income, Board Members Stockdale, Schuertfeger and Stone, if elected, will serve as Class III Board Members with a term until 2010. Board Members Hunter, Kundert and Sunshine are continuing Class I Board Members with terms until 2008 and Board Members Bemner, Evans and Schneider are continuing Class II Board Members with terms until 2009.

   (3) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

   (4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2006.


                                                 DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
                                                                               MUNICIPAL
BOARD MEMBER          MUNICIPAL  MUNICIPAL   PREMIUM  PERFORMANCE  MUNICIPAL     MARKET    INVESTMENT  INSURED   SELECT    QUALITY
NOMINEES                VALUE      INCOME    INCOME       PLUS     ADVANTAGE  OPPORTUNITY    QUALITY   QUALITY   QUALITY   INCOME
----------------------------------------------------------------------------------------------------------------------------------


Robert P. Bremner            $0         $0        $0           $0         $0           $0          $0       $0        $0        $0
Jack B. Evans                $0         $0        $0           $0         $0           $0          $0       $0        $0        $0
William C. Hunter            $0         $0        $0           $0         $0           $0          $0       $0        $0        $0
David J. Kundert             $0         $0        $0           $0         $0           $0          $0       $0        $0        $0
William J. Schneider         $0         $0  $50,001-           $0         $0           $0          $0       $0        $0        $0
                                            $100,000
Timothy R.                 Over         $0      Over         Over       Over         Over          $0       $0      Over      Over
  Schwertfeger         $100,000             $100,000     $100,000   $100,000     $100,000                       $100,000  $100,000
Judith M. Stockdale          $0         $0        $0           $0         $0     $10,001-          $0       $0        $0        $0
                                                                                  $50,000
Carole E. Stone(1)           $0         $0        $0           $0         $0           $0          $0       $0        $0        $0
Eugene S. Sunshine           $0         $0        $0           $0         $0           $0          $0       $0        $0        $0
----------------------------------------------------------------------------------------------------------------------------------


               DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------
                        INSURED
BOARD MEMBER           MUNICIPAL    PREMIER   PREMIER   PREMIUM
NOMINEES              OPPORTUNITY  MUNICIPAL  INSURED  INCOME 2
---------------------------------------------------------------


Robert P. Bremner              $0         $0       $0        $0
Jack B. Evans                  $0         $0       $0        $0
William C. Hunter              $0         $0       $0        $0
David J. Kundert               $0         $0       $0        $0
William J. Schneider           $0         $0       $0        $0
Timothy R.                   Over       Over       $0      Over
  Schwertfeger           $100,000   $100,000           $100,000
Judith M. Stockdale            $0        $1-       $0  $10,001-
                                     $10,000            $50,000
Carole E. Stone(1)             $0         $0       $0        $0
Eugene S. Sunshine             $0         $0       $0        $0
---------------------------------------------------------------




(1) In December 2006, Ms.Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.

                                            DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                              INSURED                                        INSURED    INSURED
BOARD MEMBER        PREMIUM   PREMIUM   DIVIDEND    DIVIDEND     DIVIDEND    DIVIDEND   TAX-FREE   MUNICIPAL     SELECT
NOMINEES           INCOME 4  INCOME 2  ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3  ADVANTAGE  ADVANTAGE  HIGH INCOME  MATURITIES
-------------------------------------------------------------------------------------------------------------------------


Robert P. Bremner        $0        $0         $0           $0           $0         $0         $0           $0          $0
Jack B. Evans            $0        $0         $0           $0           $0         $0         $0           $0          $0
William C. Hunter        $0        $0         $0           $0           $0         $0         $0           $0          $0
David J. Kundert         $0        $0         $0           $0           $0         $0         $0           $0          $0
William J.               $0        $0         $0           $0           $0         $0         $0     $10,001-          $0
  Schneider                                                                                           $50,000
Timothy R.               $0        $0       Over         Over         Over         $0         $0           $0          $0
  Schwertfeger                          $100,000     $100,000     $100,000
Judith M.                $0        $0   $10,001-           $0           $0         $0         $0           $0          $0
  Stockdale                              $50,000
Carole E.                $0        $0         $0           $0           $0         $0         $0           $0          $0
  Stone(1)
Eugene S.                $0        $0         $0           $0           $0         $0         $0           $0          $0
  Sunshine
-------------------------------------------------------------------------------------------------------------------------


                              DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------
                                                                                  AGGREGATE
                                                                                DOLLAR RANGE
                                                                                  OF EQUITY
                                                                                SECURITIES IN
                                                                               ALL REGISTERED
                                                                                 INVESTMENT
                                                                                  COMPANIES
                                                                                 OVERSEEN BY
                                                                                BOARD MEMBER
                                                                                 NOMINEES IN
                                                                                  FAMILY OF
BOARD MEMBER         SELECT      SELECT       SELECT    CALIFORNIA   NEW YORK    INVESTMENT
NOMINEES           PORTFOLIO  PORTFOLIO 2  PORTFOLIO 3   PORTFOLIO  PORTFOLIO   COMPANIES(2)
---------------------------------------------------------------------------------------------


Robert P. Bremner         $0           $0           $0          $0         $0            Over
                                                                                     $100,000
Jack B. Evans             $0           $0           $0          $0         $0            Over
                                                                                     $100,000
William C. Hunter         $0           $0           $0          $0         $0            Over
                                                                                     $100,000
David J. Kundert          $0           $0           $0          $0         $0            Over
                                                                                     $100,000
William J.                $0           $0           $0          $0         $0            Over
  Schneider                                                                          $100,000
Timothy R.                $0           $0           $0          $0         $0            Over
  Schwertfeger                                                                       $100,000
Judith M.                 $0           $0           $0          $0         $0            Over
  Stockdale                                                                          $100,000
Carole E.                 $0           $0           $0          $0         $0              $0
  Stone(1)
Eugene S.                 $0           $0           $0          $0         $0            Over
  Sunshine                                                                           $100,000
---------------------------------------------------------------------------------------------




(1) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.

(2) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.



                                        FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        MUNICIPAL
                          MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT   INSURED    SELECT
BOARD MEMBER NOMINEES         VALUE      INCOME    INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY   QUALITY   QUALITY
----------------------------------------------------------------------------------------------------------------------------------


Robert P. Bremner                0        0             0           0           0             0            0        0            0
Jack B. Evans                    0        0             0           0           0             0            0        0            0
William C. Hunter                0        0             0           0           0             0            0        0            0
David J. Kundert                 0        0             0           0           0             0            0        0            0
William J. Schneider             0        0             0       5,000           0             0            0        0            0
Timothy R. Schwertfeger     25,085        0        69,243      14,040(3)    6,594        21,000            0        0       35,000
Judith M. Stockdale              0        0             0           0         821             0            0        0            0
Carol E. Stone(2)                0        0             0           0           0             0            0        0            0
Eugene S. Sunshine               0        0             0           0           0             0            0        0            0
ALL BOARD MEMBERS AND
  OFFICERS AS A GROUP       31,297        0        70,281      21,040       8,594        21,821        1,000        0       37,630

----------------------------------------------------------------------------------------------------------------------------------

               FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------
                                        INSURED
                          QUALITY     MUNICIPAL     PREMIER   PREMIER    PREMIUM
BOARD MEMBER NOMINEES      INCOME   OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2
--------------------------------------------------------------------------------


Robert P. Bremner               0           0            0       0            0
Jack B. Evans                   0           0            0       0            0
William C. Hunter               0           0            0       0            0
David J. Kundert                0           0            0       0            0
William J. Schneider            0           0            0       0            0
Timothy R. Schwertfeger    22,340(3)   35,000       25,000       0       30,024(3)
Judith M. Stockdale             0           0            3       0          808
Carol E. Stone(2)               0           0            0       0            0
Eugene S. Sunshine              0           0            0       0            0
ALL BOARD MEMBERS AND
  OFFICERS AS A GROUP      22,340      38,000       25,003       0       33,270

--------------------------------------------------------------------------------



   (1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

   (2) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.

   (3) Fund shares owned by Mr. Schwertfeger include 40 preferred shares of Quality Income, 30 preferred shares shares of Dividend Advantage, 40 preferred shares of Performance Plus and 24 preferred shares of Premium Income 2.

                                        FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------------------
                                  INSURED                                             INSURED     INSURED   MUNICIPAL
BOARD MEMBER           PREMIUM    PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND    TAX-FREE        HIGH       SELECT
NOMINEES              INCOME 4   INCOME 2   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE   ADVANTAGE      INCOME   MATURITIES
----------------------------------------------------------------------------------------------------------------------------------


Robert P. Bremner           0        0            0             0             0         0           0            0           0
Jack B. Evans               0        0            0             0             0         0           0            0           0
William C. Hunter           0        0            0             0             0         0           0            0           0
David J. Kundert            0        0            0             0             0         0           0            0           0
William J. Schneider        0        0            0             0             0         0           0          660           0
Timothy R.
  Schwertfeger              0        0           40(3)     25,000        30,000         0           0            0           0
Judith M. Stockdale         0        0          857             0             0         0           0            0           0
Carole E. Stone(2)          0        0            0             0             0         0           0            0           0
Eugene S. Sunshine          0        0            0             0             0         0           0            0           0
ALL BOARD MEMBERS
  AND
  OFFICERS AS A
  GROUP                 4,900        0        2,887        32,593        32,100         0           0          600           0

----------------------------------------------------------------------------------------------------------------------------------

                 FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------
BOARD MEMBER             SELECT        SELECT        SELECT   CALIFORNIA    NEW YORK
NOMINEES              PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------


Robert P. Bremner         0            0             0             0           0
Jack B. Evans             0            0             0             0           0
William C. Hunter         0            0             0             0           0
David J. Kundert          0            0             0             0           0
William J. Schneider      0            0             0             0           0
Timothy R.
  Schwertfeger            0            0             0             0           0
Judith M. Stockdale       0            0             0             0           0
Carole E. Stone(2)        0            0             0             0           0
Eugene S. Sunshine        0            0             0             0           0
ALL BOARD MEMBERS
  AND
  OFFICERS AS A
  GROUP                   0            0             0             0           0

------------------------------------------------------------------------------------



   (1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

   (2) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.

   (3) Fund Shares owned by Mr. Schwertfeger include 40 preferred shares of Quality Income, 30 preferred shares of Dividend Advantage, 40 preferred shares of Performance Plus and 24 preferred shares of Premium Income 2.

On December 31, 2006, Board Members and executive officers as a group beneficially owned 1,500,000 shares of all funds managed by the Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of June 4, 2007, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 4, 2007 no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses was allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting
(d) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2006. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.


                                          AGGREGATE COMPENSATION FROM THE FUNDS(1)(3)
------------------------------------------------------------------------------------------------------------------------------
                                              ROBERT P.    JACK B.   WILLIAM C.   DAVID J.   WILLIAM J.   JUDITH M.   CAROL E.
FUND                                           BREMNER      EVANS      HUNTER      KUNDERT    SCHNEIDER   STOCKDALE   STONE(2)
------------------------------------------------------------------------------------------------------------------------------


Municipal Value.............................   $  4,780   $  4,617    $  4,106    $  4,154    $  4,655     $  4,186      --
Municipal Income............................        210        202         173         172         195          179      --
Premium Income..............................      3,552      3,431       3,052       3,087       3,459        3,111      --
Performance Plus............................      3,376      3,260       2,900       2,934       3,287        2,956      --
Municipal Advantage.........................      2,476      2,391       2,127       2,151       2,410        2,167      --
Municipal Market Opportunity................      2,568      2,479       2,206       2,231       2,500        2,248      --
Investment Quality..........................      2,044      1,974       1,757       1,777       1,991        1,790      --
Insured Quality.............................      2,159      2,085       1,855       1,876       2,102        1,890      --
Select Quality..............................      1,924      1,858       1,653       1,672       1,874        1,685      --
Quality Income..............................      3,068      2,963       2,635       2,666       2,987        2,686      --
Insured Municipal Opportunity...............      4,621      4,463       3,970       4,016       4,500        4,046      --
Premier Municipal...........................      1,119      1,081         962         973       1,090          980      --
Premier Insured.............................      1,094      1,057         940         951       1,066          958      --
Premium Income 2............................      2,323      2,243       1,995       2,019       2,262        2,034      --
Premium Income 4............................      2,204      2,218       1,893       1,915       2,146        1,929      --
Insured Premium Income 2....................      1,895      1,830       1,628       1,647       1,845        1,659      --
Dividend Advantage..........................      2,148      2,074       1,845       1,867       2,092        1,881      --
Dividend Advantage 2........................      1,646      1,590       1,414       1,430       1,603        1,441      --
Dividend Advantage 3........................      2,233      2,156       1,918       1,940       2,174        1,955      --
Insured Dividend Advantage..................      1,652      1,595       1,419       1,436       1,609        1,446      --
Insured Tax-Free Advantage..................        997        963         857         867         971          873      --
Municipal High Income.......................      1,242      1,200       1,067       1,079       1,209        1,088      --
Select Maturities...........................        319        314         252         249         308          258      --
Select Portfolio............................        613        605         507         491         608          513      --
Select Portfolio 2..........................        652        643         540         522         646          545      --
Select Portfolio 3..........................        475        469         393         380         471          397      --
California Portfolio........................        234        231         194         188         232          196      --
New York Portfolio..........................        142        140         118         114         141          119      --
TOTAL COMPENSATION FROM NUVEEN FUNDS PAID TO
  BOARD MEMBERS.............................   $177,329   $180,334    $145,755    $147,965    $175,131     $148,208      --

------------------------------------------------------------------------------------------------------------------------------

       AGGREGATE COMPENSATION FROM THE FUNDS(1)(3)
---------------------------------------------------------
                                               EUGENE S.
FUND                                          SUNSHINE(1)
---------------------------------------------------------


Municipal Value.............................    $  4,220
Municipal Income............................         177
Premium Income..............................       3,136
Performance Plus............................       2,980
Municipal Advantage.........................       2,185
Municipal Market Opportunity................       2,267
Investment Quality..........................       1,805
Insured Quality.............................       1,906
Select Quality..............................       1,699
Quality Income..............................       2,708
Insured Municipal Opportunity...............       4,080
Premier Municipal...........................         988
Premier Insured.............................         966
Premium Income 2............................       2,050
Premium Income 4............................       1,945
Insured Premium Income 2....................       1,673
Dividend Advantage..........................       1,896
Dividend Advantage 2........................       1,453
Dividend Advantage 3........................       1,971
Insured Dividend Advantage..................       1,459
Insured Tax-Free Advantage..................         880
Municipal High Income.......................       1,097
Select Maturities...........................         271
Select Portfolio............................         556
Select Portfolio 2..........................         592
Select Portfolio 3..........................         431
California Portfolio........................         213
New York Portfolio..........................         129
TOTAL COMPENSATION FROM NUVEEN FUNDS PAID TO
  BOARD MEMBERS.............................    $157,598

---------------------------------------------------------



(1) For all Funds, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, aggregate compensation numbers are based on the compensation schedule in effect prior to January 1, 2007. For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2007.

   (2) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007.

   (3) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:


                                             ROBERT P.   JACK B.   WILLIAM C.   DAVID J.   WILLIAM J.   JUDITH M.   CAROL E.
    FUND                                      BREMNER     EVANS      HUNTER      KUNDERT    SCHNEIDER   STOCKDALE     STONE
----------------------------------------------------------------------------------------------------------------------------


  Municipal Value.........................      $755      $1,202     $4,106      $4,154      $4,655       $2,685       --
  Premium Income..........................       561         893      3,052       3,087       3,459        1,995       --
  Performance Plus........................       533         849      2,900       2,934       3,287        1,896       --
  Municipal Advantage.....................       391         622      2,127       2,151       2,410        1,390       --
  Municipal Market Opportunity............       406         645      2,206       2,231       2,500        1,442       --
  Investment Quality......................       323         514      1,757       1,777       1,991        1,148       --
  Insured Quality.........................       341         543      1,855       1,876       2,102        1,212       --
  Select Quality..........................       304         484      1,653       1,672       1,874        1,080       --
  Quality Income..........................       485         771      2,635       2,666       2,987        1,723       --
  Insured Municipal Opportunity...........       730       1,162      3,970       4,016       4,500        2,595       --
  Premier Municipal.......................       177         281        962         973       1,090          629       --
  Premier Insured.........................       173         275        940         951       1,066          614       --
  Premium Income 2........................       367         584      1,995       2,019       2,262        1,304       --
  Premium Income 4........................       348         554      1,893       1,915       2,146        1,237       --
  Insured Premium Income 2................       299         476      1,628       1,647       1,845        1,064       --
  Dividend Advantage......................       339         540      1,845       1,867       2,092        1,206       --
  Dividend Advantage 2....................       260         414      1,414       1,430       1,603          924       --
  Dividend Advantage 3....................       353         561      1,918       1,940       2,174        1,253       --
  Insured Dividend Advantage..............       261         415      1,419       1,436       1,609          928       --
  Insured Tax-Free Advantage..............       158         251        857         867         971          560       --
  Municipal High Income...................       196         312      1,067       1,079       1,209          698       --
  Select Portfolio........................        95         156        507         491         608          340       --
  Select Portfolio 2......................       102         166        540         522         646          362       --
  Select Portfolio 3......................        74         121        393         380         471          264       --
  California Portfolio....................        36          60        194         188         232          130       --
  New York Portfolio......................        22          36        118         114         141           79       --
----------------------------------------------------------------------------------------------------------------------------


                                             EUGENE S.
    FUND                                      SUNSHINE
------------------------------------------------------


  Municipal Value.........................     $4,060
  Premium Income..........................      3,017
  Performance Plus........................      2,867
  Municipal Advantage.....................      2,102
  Municipal Market Opportunity............      2,180
  Investment Quality......................      1,736
  Insured Quality.........................      1,833
  Select Quality..........................      1,634
  Quality Income..........................      2,605
  Insured Municipal Opportunity...........      3,924
  Premier Municipal.......................        951
  Premier Insured.........................        929
  Premium Income 2........................      1,972
  Premium Income 4........................      1,871
  Insured Premium Income 2................      1,609
  Dividend Advantage......................      1,824
  Dividend Advantage 2....................      1,398
  Dividend Advantage 3....................      1,896
  Insured Dividend Advantage..............      1,403
  Insured Tax-Free Advantage..............        847
  Municipal High Income...................      1,055
  Select Portfolio........................        556
  Select Portfolio 2......................        592
  Select Portfolio 3......................        431
  California Portfolio....................        213
  New York Portfolio......................        129
------------------------------------------------------


Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. Until December 31, 2006, the Independent Board Members of the funds managed by the Adviser were eligible to participate in the charitable contributions program of Nuveen. Under the matching contributions program, Nuveen would match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held three meetings during its last fiscal year.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole
E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year, except the compliance risk management and regulatory oversight committee of Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio held three meetings during its last fiscal year.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Jack B. Evans, Chair, David J. Kundert, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm's qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the pricing procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds' website at www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of each Fund held four meetings during its last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board Members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held four regular quarterly meetings and six special meetings during the last fiscal year, except the Board of Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio held five special meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of June 1, 2007 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.


-------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                                                                   PORTFO-
                                            TERM OF                                  LIOS
                                          OFFICE AND                               IN FUND
                          POSITION(S)      LENGTH OF                               COMPLEX
NAME, ADDRESS              HELD WITH         TIME        PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE                FUND          SERVED(1)       DURING PAST 5 YEARS     OFFICER
-------------------------------------------------------------------------------------------


Gifford R. Zimmerman    Chief            Term: Annual   Managing Director (since      175
333 West Wacker Drive   Administrative   Length of      2002), Assistant
Chicago, IL 60606       Officer          Service:       Secretary and Associate
(9/9/56)                                 Since 1988     General Counsel,
                                                        formerly, Vice President
                                                        of Nuveen Investments,
                                                        LLC; Managing Director
                                                        (since 2002), Assistant
                                                        Secretary and Associate
                                                        General Counsel,
                                                        formerly, Vice President
                                                        of Nuveen Asset
                                                        Management; Managing
                                                        Director (since 2004)
                                                        and Assistant Secretary
                                                        (since 1994) of Nuveen
                                                        Investments, Inc.;
                                                        Assistant Secretary of
                                                        NWQ Investment
                                                        Management Company, LLC
                                                        (since 2002); Vice
                                                        President and Assistant
                                                        Secretary of Nuveen
                                                        Investments Advisers
                                                        Inc. (since 2002);
                                                        Managing Director,
                                                        Associate General
                                                        Counsel and Assistant
                                                        Secretary of Rittenhouse
                                                        Asset Management, Inc.
                                                        and Symphony Asset
                                                        Management LLC (since
                                                        2003); Assistant
                                                        Secretary, Santa Barbara
                                                        Asset Management LLC
                                                        (since 2006);
                                                        previously, Managing
                                                        Director (from 2002-
                                                        2004), General Counsel
                                                        and Assistant Secretary
                                                        of Nuveen Advisory Corp.
                                                        and Nuveen Institutional
                                                        Advisory Corp.(2);
                                                        Chartered Financial
                                                        Analyst.

-------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                                                                   PORTFO-
                                            TERM OF                                  LIOS
                                          OFFICE AND                               IN FUND
                          POSITION(S)      LENGTH OF                               COMPLEX
NAME, ADDRESS              HELD WITH         TIME        PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE                FUND          SERVED(1)       DURING PAST 5 YEARS     OFFICER
-------------------------------------------------------------------------------------------

Williams Adams IV 333   Vice President   Term: Annual   Executive Vice                118
West Wacker Drive                        Length of      President, U.S.
Chicago, IL 60606                        Service:       Structured Products of
(6/9/55)                                 Since 2007     Nuveen Investments, LLC,
                                                        (since 1999), prior
                                                        thereto, Managing
                                                        Director of Structured
                                                        Investments.
Julia L. Antonatos      Vice President   Term: Annual   Managing Director (since      175
333 West Wacker Drive                    Length of      2005), formerly, Vice
Chicago, IL 60606                        Service:       President, formerly,
(9/22/63)                                Since 2004     Assistant Vice President
                                                        of Nuveen Investments,
                                                        LLC; Chartered Financial
                                                        Analyst.
Cedric H. Antosiewicz   Vice President   Term: Annual   Managing Director,            118
333 West Wacker Drive                    Length of      (since 2004),
Chicago, IL 60606                        Service:       previously, Vice
(1/11/62)                                Since 2007     President (1993-2004) of
                                                        Nuveen Investments LLC.
Michael T. Atkinson     Vice President   Term: Annual   Vice President (since         175
333 West Wacker Drive   and Assistant    Length of      2002), formerly
Chicago, IL 60606       Secretary        Service:       Assistant Vice
(2/3/66)                                 Since 2002     President, formerly,
                                                        Associate of Nuveen
                                                        Investments, LLC.
Peter H. D'Arrigo 333   Vice President   Term: Annual   Vice President and            175
West Wacker Drive       and Treasurer    Length of      Treasurer (since 1999)
Chicago, IL 60606                        Service:       of Nuveen Investments,
(11/28/67)                               Since 1999     LLC and of Nuveen
                                                        Investments, Inc.; Vice
                                                        President and Treasurer
                                                        of Nuveen Asset
                                                        Management (since 2002)
                                                        and of Nuveen
                                                        Investments Advisers
                                                        Inc. (since 2002);
                                                        Assistant Treasurer of
                                                        NWQ Investments
                                                        Management Company, LLC.
                                                        (since 2002); Vice
                                                        President and Treasurer
                                                        (since 2003) of Nuveen
                                                        Rittenhouse Asset
                                                        Management, Inc.; and
                                                        Symphony Asset
                                                        Management LLC;
                                                        Treasurer (since 2006),
                                                        Santa Barbara Asset
                                                        Management LLC;
                                                        formerly, Vice President
                                                        and Treasurer (from 1999
                                                        to 2004) of Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp.(2);
                                                        Chartered Financial
                                                        Analyst.

-------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                                                                   PORTFO-
                                            TERM OF                                  LIOS
                                          OFFICE AND                               IN FUND
                          POSITION(S)      LENGTH OF                               COMPLEX
NAME, ADDRESS              HELD WITH         TIME        PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE                FUND          SERVED(1)       DURING PAST 5 YEARS     OFFICER
-------------------------------------------------------------------------------------------

Lorna C. Ferguson 333   Vice President   Term: Annual   Managing Director (since      175
West Wacker Drive                        Length of      2004), formerly, Vice
Chicago, IL 60606                        Service:       President of Nuveen
(10/24/45)                               Since 1998     Investments, LLC;
                                                        Managing Director of
                                                        Nuveen Asset Management;
                                                        formerly, Managing
                                                        Director (2004),
                                                        formerly, Vice President
                                                        of Nuveen Advisory Corp.
                                                        and Nuveen Institutional
                                                        Advisory Corp.(2)
William M. Fitzgerald   Vice President   Term: Annual   Managing Director of          175
333 West Wacker Drive                    Length of      Nuveen Asset Management
Chicago, IL 60606                        Service:       (since 2001); Vice
(3/2/64)                                 Since 1995     President of Nuveen
                                                        Investments Advisers
                                                        Inc. (since 2002);
                                                        formerly, Managing
                                                        Director (from 2001 to
                                                        2004), formerly, Vice
                                                        President of Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp.(2);
                                                        Chartered Financial
                                                        Analyst.
Stephen D. Foy 333      Vice President   Term: Annual   Vice President (since         175
West Wacker Drive       and Controller   Length of      1993) and Funds
Chicago, IL 60606                        Service:       Controller (since 1998)
(5/31/54)                                Since 1993     of Nuveen Investments,
                                                        LLC; Vice President
                                                        (since 1998), formerly,
                                                        Funds Controller of
                                                        Nuveen Investments,
                                                        Inc.; Certified Public
                                                        Accountant.
Walter M. Kelly 333     Chief            Term:          Assistant Vice President      175
West Wacker Drive       Compliance       Annual         and Assistant General
Chicago, IL 60606       Officer and      Length of      Counsel (since 2003) of
(2/24/70)               Vice President   Service:       Nuveen Investments, LLC;
                                         Since 2003     formerly, Assistant Vice
                                                        President and Assistant
                                                        Secretary of the Nuveen
                                                        Funds (2003-2006);
                                                        previously, Associate
                                                        (2001-2003) at the law
                                                        firm of Vedder, Price,
                                                        Kaufman & Kammholz, P.C.
David J. Lamb 333       Vice President   Term: Annual   Vice President of Nuveen      175
West Wacker Drive                        Length of      Investments, LLC (since
Chicago, IL 60606                        Service:       2000); Certified Public
(3/22/63)                                Since 2000     Accountant.

-------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                                                                   PORTFO-
                                            TERM OF                                  LIOS
                                          OFFICE AND                               IN FUND
                          POSITION(S)      LENGTH OF                               COMPLEX
NAME, ADDRESS              HELD WITH         TIME        PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE                FUND          SERVED(1)       DURING PAST 5 YEARS     OFFICER
-------------------------------------------------------------------------------------------

Tina M. Lazar           Vice President   Term: Annual   Vice President of Nuveen     175
333 West Wacker Drive                    Length of      Investments, LLC (since
Chicago, IL 60606                        Service:       1999).
(8/27/61)                                Since 2002
Larry W. Martin 333     Vice President   Term: Annual   Vice President,               175
West Wacker Drive       and Assistant    Length of      Assistant Secretary and
Chicago, IL 60606       Secretary        Service:       Assistant General
(7/27/51)                                Since 1988     Counsel of Nuveen
                                                        Investments, LLC; Vice
                                                        President, Assistant
                                                        General Counsel and
                                                        Assistant Secretary of
                                                        Nuveen Investments,
                                                        Inc.; Vice President
                                                        (since 2005) and
                                                        Assistant Secretary
                                                        (since 1997) of Nuveen
                                                        Asset Management; Vice
                                                        President (since 2000),
                                                        Assistant Secretary and
                                                        Assistant General
                                                        Counsel (since 1998) of
                                                        Rittenhouse Asset
                                                        Management, Inc.; Vice
                                                        President and Assistant
                                                        Secretary of Nuveen
                                                        Investments Advisers
                                                        Inc. (since 2002);
                                                        Assistant Secretary of
                                                        NWQ Investment
                                                        Management Company, LLC.
                                                        (since 2002); and
                                                        Symphony Asset
                                                        Management LLC (since
                                                        2003); formerly, Vice
                                                        President and Assistant
                                                        Secretary of Nuveen
                                                        Advisory Corp. and
                                                        Nuveen Institutional
                                                        Advisory Corp.(2)
Kevin J. McCarthy 333   Vice President   Term: Annual   Vice President and            175
West Wacker Drive       and Secretary    Length of      Assistant General
Chicago, IL 60606                        Service:       Counsel, Nuveen
(3/26/66)                                Since 2007     Investments since 2007;
                                                        prior thereto, Partner,
                                                        Bell, Boyd & Lloyd LLP
                                                        since 1997
John V. Miller          Vice President   Term:          Managing Director (since      175
333 West Wacker Drive                    Annual         2007), formerly, Vice
Chicago, IL 60606                        Length of      President (2002-2007) of
(4/10/67)                                Service:       Nuveen Investments, LLC;
                                         Since 2007     Chartered Financial
                                                        Analyst
-------------------------------------------------------------------------------------------



   (1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

   (2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, and (2) the quality and integrity of the Funds' financial statements, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix A. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund's Annual Report.

The members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Eugene S. Sunshine

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed during each Fund's last two fiscal years by each Fund's independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities").


-----------------------------------------------------------------------------------------------------------------------------------
                                                               AUDIT RELATED FEES(2)                        TAX FEES(3)
                                    AUDIT FEES(1)      ------------------------------------    ------------------------------------
                                 ------------------                           ADVISER AND                             ADVISER AND
                                        FUND                 FUND          ADVISER ENTITIES          FUND          ADVISER ENTITIES
                                 ------------------    ----------------    ----------------    ----------------    ----------------
                                  FISCAL     FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL    FISCAL
                                   YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                  ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                   2005       2006      2005      2006      2005      2006      2005      2006      2005      2006
-----------------------------------------------------------------------------------------------------------------------------------


Municipal Value                  $51,752    $55,927      $0        $0        $0        $0      $  619     $400     $2,200      $0
Municipal Income                   7,729      8,250       0         0         0         0         410      400      2,200       0
Premium Income                    40,369     43,097       0         0         0         0         566      400      2,200       0
Performance Plus                  38,788     41,290       0         0         0         0         559      400      2,200       0
Municipal Advantage               30,029     31,881       0         0         0         0         516      400      2,200       0
Municipal Market Opportunity      30,822     32,827       0         0         0         0         520      400      2,200       0
Investment Quality                25,808     27,370       0         0         0         0         497      400      2,200       0
Insured Quality                   26,968     28,568       0         0         0         0         502      400      2,200       0
Select Quality                    24,564     26,123       0         0         0         0         490      400      2,200       0
Quality Income                    35,729     38,044       0         0         0         0         544      400      2,200       0
Insured Municipal Opportunity     51,443     54,258       0         0         0         0         619      400      2,200       0
Premier Municipal                 16,612     17,717       0         0         0         0         453      400      2,200       0
Premier Insured                   16,517     17,475       0         0         0         0         452      400      2,200       0
Premium Income 2                  28,383     30,277       0         0         0         0         509      400      2,200       0
Premium Income 4                  27,106     29,007       0         0         0         0         503      400      2,200       0
Insured Premium Income 2          24,344     25,811       0         0         0         0         490      400      2,200       0
Dividend Advantage                26,714     28,471       0         0         0         0       1,416      400      2,200       0
Dividend Advantage 2              21,675     23,216       0         0         0         0       1,340      400      2,200       0
Dividend Advantage 3              27,440     29,311       0         0         0         0       1,445      400      2,200       0
Insured Dividend Advantage        21,890     23,278       0         0         0         0       1,356      400      2,200       0
Insured Tax-Free Advantage        15,435     16,438       0         0         0         0         947      400      2,200       0
Municipal High Income             17,462     18,929       0         0         0         0         456      400      2,200       0

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                           ALL OTHER FEES(4)
                                 ------------------------------------
                                                        ADVISER AND
                                       FUND          ADVISER ENTITIES
                                 ----------------    ----------------
                                 FISCAL    FISCAL    FISCAL    FISCAL
                                  YEAR      YEAR      YEAR      YEAR
                                  ENDED     ENDED     ENDED     ENDED
                                  2005      2006      2005      2006
----------------------------------------------------------------------------


Municipal Value                  $    0    $    0      $0        $0
Municipal Income                      0         0       0         0
Premium Income                    2,750     2,950       0         0
Performance Plus                  2,750     2,950       0         0
Municipal Advantage               2,750     2,950       0         0
Municipal Market Opportunity      2,750     2,950       0         0
Investment Quality                2,750     2,950       0         0
Insured Quality                   2,750     2,950       0         0
Select Quality                    2,750     2,950       0         0
Quality Income                    2,750     2,950       0         0
Insured Municipal Opportunity     2,750     2,950       0         0
Premier Municipal                 2,750     2,950       0         0
Premier Insured                   2,750     2,950       0         0
Premium Income 2                  2,750     2,950       0         0
Premium Income 4                  2,750     2,950       0         0
Insured Premium Income 2          2,750     2,950       0         0
Dividend Advantage                2,750     2,950       0         0
Dividend Advantage 2              2,750     2,950       0         0
Dividend Advantage 3              2,750     2,950       0         0
Insured Dividend Advantage        2,750     2,950       0         0
Insured Tax-Free Advantage        2,750     2,950       0         0
Municipal High Income               650       700       0         0

----------------------------------------------------------------------------



   (1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
   (2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."
   (3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading "Advisor and Advisor Entities" represents amounts billed to the Adviser, by each Fund's independent registered public accounting firm, exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400.
   (4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

-------------------------------------------------------------------------------------------------------------------------
                                                AUDIT RELATED FEES(2)                TAX FEES(3)
                                           ------------------------------  ------------------------------     ALL OTHER
                           AUDIT FEES(1)                     ADVISER AND                     ADVISER AND       FEES(4)
                         ----------------                      ADVISER                         ADVISER     --------------
                               FUND             FUND          ENTITIES          FUND          ENTITIES          FUND
                         ----------------  --------------  --------------  --------------  --------------  --------------
                          FISCAL   FISCAL  FISCAL  FISCAL  FISCAL  FISCAL  FISCAL  FISCAL  FISCAL  FISCAL  FISCAL  FISCAL
                           YEAR     YEAR    YEAR    YEAR    YEAR    YEAR    YEAR    YEAR    YEAR    YEAR    YEAR    YEAR
                          ENDED    ENDED    ENDED   ENDED   ENDED   ENDED   ENDED   ENDED   ENDED   ENDED   ENDED   ENDED
                           2006     2007    2006    2007    2006    2007    2006    2007    2006    2007    2006    2007
-------------------------------------------------------------------------------------------------------------------------


Select Maturities        $ 9,192  $ 9,674    $0      $0      $0      $0     $405     $0      $0      $0      $0      $0
Select Portfolio          12,030   12,684     0       0       0       0      410      0       0       0       0       0
Select Portfolio 2        12,400   13,103     0       0       0       0      410      0       0       0       0       0
Select Portfolio 3        10,680   11,265     0       0       0       0      407      0       0       0       0       0
California Portfolio       8,327    8,778     0       0       0       0      404      0       0       0       0       0
New York Portfolio         7,432    7,825     0       0       0       0      402      0       0       0       0       0

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------
                            ALL OTHER
                             FEES(4)
                         --------------
                           ADVISER AND
                             ADVISER
                            ENTITIES
                         --------------
                         FISCAL  FISCAL
                          YEAR    YEAR
                          ENDED   ENDED
                          2006    2007
---------------------------------------


Select Maturities          $0      $0
Select Portfolio            0       0
Select Portfolio 2          0       0
Select Portfolio 3          0       0
California Portfolio        0       0
New York Portfolio          0       0

---------------------------------------



   (1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
   (2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."
   (3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading "Advisor and Advisor Entities" represents amounts billed to the Adviser, by each Fund's independent registered accounting firm, exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400.
   (4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by each Fund's independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.


------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES BILLED
                                                                          TO
                                                             ADVISER AND ADVISER ENTITIES
                                                                 (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES BILLED
                                                                       DIRECTLY                          TO
                                      TOTAL NON-AUDIT            TO THE OPERATIONS AND      ADVISER AND ADVISER ENTITIES
                                    FEES BILLED TO FUND      FINANCIAL REPORTING OF FUND)      (ALL OTHER ENGAGEMENTS)
                                 -------------------------   ----------------------------   ----------------------------
                                 FISCAL YEAR   FISCAL YEAR   FISCAL YEAR      FISCAL YEAR   FISCAL YEAR      FISCAL YEAR
FUND                              ENDED 2005    ENDED 2006    ENDED 2005       ENDED 2006    ENDED 2005       ENDED 2006
------------------------------------------------------------------------------------------------------------------------


Municipal Value                     $  619        $  400        $2,200             $0            $0               $0
Municipal Income                       410           400         2,200              0             0                0
Premium Income                       3,316         3,350         2,200              0             0                0
Performance Plus                     3,309         3,350         2,200              0             0                0
Municipal Advantage                  3,266         3,350         2,200              0             0                0
Municipal Market Opportunity         3,270         3,350         2,200              0             0                0
Investment Quality                   3,247         3,350         2,200              0             0                0
Insured Quality                      3,252         3,350         2,200              0             0                0
Select Quality                       3,240         3,350         2,200              0             0                0
Quality Income                       3,294         3,350         2,200              0             0                0
Insured Municipal Opportunity        3,369         3,350         2,200              0             0                0
Premier Municipal                    3,203         3,350         2,200              0             0                0
Premier Insured                      3,202         3,350         2,200              0             0                0
Premium Income 2                     3,259         3,350         2,200              0             0                0
Premium Income 4                     3,253         3,350         2,200              0             0                0
Insured Premium Income 2             3,240         3,350         2,200              0             0                0
Dividend Advantage                   4,166         3,350         2,200              0             0                0
Dividend Advantage 2                 4,090         3,350         2,200              0             0                0
Dividend Advantage 3                 4,195         3,350         2,200              0             0                0
Insured Dividend Advantage           4,106         3,350         2,200              0             0                0
Insured Tax-Free Advantage           3,697         3,350         2,200              0             0                0
Municipal High Income                1,106         1,100         2,200              0             0                0

------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                                           TOTAL
                                 -------------------------
                                 FISCAL YEAR   FISCAL YEAR
FUND                              ENDED 2005    ENDED 2006
----------------------------------------------------------


Municipal Value                     $2,819        $  400
Municipal Income                     2,610           400
Premium Income                       5,516         3,350
Performance Plus                     5,509         3,350
Municipal Advantage                  5,466         3,350
Municipal Market Opportunity         5,470         3,350
Investment Quality                   5,447         3,350
Insured Quality                      5,452         3,350
Select Quality                       5,440         3,350
Quality Income                       5,494         3,350
Insured Municipal Opportunity        5,569         3,350
Premier Municipal                    5,403         3,350
Premier Insured                      5,402         3,350
Premium Income 2                     5,459         3,350
Premium Income 4                     5,453         3,350
Insured Premium Income 2             5,440         3,350
Dividend Advantage                   6,366         3,350
Dividend Advantage 2                 6,290         3,350
Dividend Advantage 3                 6,395         3,350
Insured Dividend Advantage           6,306         3,350
Insured Tax-Free Advantage           5,897         3,350
Municipal High Income                3,306         1,100

----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES BILLED
                                                                          TO
                                                             ADVISER AND ADVISER ENTITIES
                                                                 (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES BILLED
                                                                       DIRECTLY                          TO
                                      TOTAL NON-AUDIT            TO THE OPERATIONS AND      ADVISER AND ADVISER ENTITIES
                                    FEES BILLED TO FUND      FINANCIAL REPORTING OF FUND)      (ALL OTHER ENGAGEMENTS)
                                 -------------------------   ----------------------------   ----------------------------
                                 FISCAL YEAR   FISCAL YEAR   FISCAL YEAR      FISCAL YEAR   FISCAL YEAR      FISCAL YEAR
FUND                              ENDED 2006    ENDED 2007    ENDED 2006       ENDED 2007    ENDED 2006       ENDED 2007
------------------------------------------------------------------------------------------------------------------------


Select Maturities                    $405           $0            $0               $0            $0               $0
Select Portfolio                      410            0             0                0             0                0
Select Portfolio 2                    410            0             0                0             0                0
Select Portfolio 3                    407            0             0                0             0                0
California Portfolio                  404            0             0                0             0                0
New York Portfolio                    402            0             0                0             0                0
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                                           TOTAL
                                 -------------------------
                                 FISCAL YEAR   FISCAL YEAR
FUND                              ENDED 2006    ENDED 2007
----------------------------------------------------------


Select Maturities                    $405           $0
Select Portfolio                      410            0
Select Portfolio 2                    410            0
Select Portfolio 3                    407            0
California Portfolio                  404            0
New York Portfolio                    402            0
----------------------------------------------------------

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent registered public accounting firm's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund's independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had $166 billion of assets under management as of March 31, 2007. Nuveen is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC".

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group's financial advisors and investors include Merrill Lynch and Merrill Lynch Global Private Equity, Wachovia and Wachovia Capital Partners, LLC, Citi, Deutsche Bank and Deutsche Bank Investment Partners and Morgan Stanley. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen's stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement and expiration of certain regulatory waiting periods. The obligation of the investor group to consummate the merger is not conditioned on its obtaining financing. The Merger Agreement includes a "go shop" provision through July 19, 2007 during which Nuveen may actively solicit and negotiate competing takeover proposals. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each agreement. It is anticipated that the Board of each Fund will consider a new investment management agreement with the Adviser prior to the consummation of the merger. If approved by the Board, the new agreements would be presented to each Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 29, 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund's By-Laws, submit such written notice to the Fund not later than May 14, 2008 or prior to April 29, 2008. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and so indicates it will be sent to the Lead Independent Director and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio) was October 31, 2006. The last fiscal year end for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio was March 31, 2007.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
June 28, 2007

                                                                      APPENDIX A

                                NUVEEN FUND BOARD
                             AUDIT COMMITTEE CHARTER

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

     9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

     10. Undertaking an annual review of the performance of the Audit Committee.

     11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NUV0707

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
                 (NUVEEN INVESTMENTS LOGO)                                        3 EASY WAYS TO VOTE YOUR PROXY
NUVEEN INVESTMENTS - 333 WEST WACKER DR. - CHICAGO IL 60606
WWW.NUVEEN.COM                                                1.   Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
999 999 999 999 99 (Arrow)
                                                              2.   On the Internet at www.proxyweb.com, and follow the simple instructions.

                                                              3.   Sign, Date and Return this proxy card using the enclosed
                                                                   postage-paid envelope.

FUND NAME PRINTS HERE                                                               THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
COMMON SHARES                                                                   FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 31, 2007

The Annual Meeting of shareholders will be held Tuesday, July 31, 2007 at 10:30 a.m. Central Time, in the Sixth Floor auditorium of
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R.
Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 31, 2007, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE
INTERNET (www.proxyweb.com).

                                                                                   (Arrow)      Date: _________________________

                                                                                    SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
                                                                                                  (Please sign in Box)


                                                                                   [                                               ]
                                                                                    -----------------------------------------------
                                                                                   NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                                                                   ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH
                                                                                   HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON
                                                                                   BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE
                                                                                   STATE YOUR TITLE OR CAPACITY.

(Arrow)                                                                                            (Arrow) Jul - 07 - Com - SL - MM
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

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
                                    (Arrow) PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] (Arrow)
                                            PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF
NOMINEES TO THE BOARD.

                                                                                                           FOR           WITHHOLD
                                                                                                        NOMINEES         AUTHORITY
1.   Election of Board Members:                                                                      listed at left     to vote for
                                                                                                       (except as      all nominees
     Class I:                                                                                           marked to     listed at left
     (01) Timothy R. Schwertfeger                                                                     the contrary)
     (02) Judith M. Stockdale
     (03) Carole E. Stone                                                                                  [ ]              [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------

                                                     PLEASE SIGN ON REVERSE SIDE

(Arrow)                                                                                            Jul - 07 - Com - SL - MM (Arrow)
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